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                                                                    EXHIBIT 99.2




                    STEWART INFORMATION SERVICES CORPORATION

                   CERTIFICATE OF CO-CHIEF EXECUTIVE OFFICERS

                                  JUNE 30, 2002


          Pursuant to Section 906(a) of the Sarbanes-Oxley Act of 2002





    The undersigned, being the Co-Chief Executive Officer of Stewart Information Services Corporation (the "Company") hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, filed with the United States Securities and Exchange Commission pursuant to
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    Dated August 9, 2002.







/S/    MALCOLM S. MORRIS
--------------------------------
Name: Malcolm S. Morris
Title: Chairman of the Board and
Co-Chief Executive Officer